Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of NTK Holdings, Inc. (the “Company”), does hereby certify that to my knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Bready
Name: Richard L. Bready
Title: President and Chief Executive Officer